Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Blue Coat Systems, Inc. (the “Company”) on Form 10-Q for the three month period ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Verheecke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Verheecke
Robert Verheecke Chief Financial Officer Blue Coat Systems, Inc. September 9, 2004